UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2017

SenesTech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37941	20-2079805
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3140 N. Caden Court, Suite 1

Flagstaff, AZ 86004

(Address of principal executive offices) (Zip Code)

(928) 779-4143

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 20, 2017, SenesTech, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain Underwriting Agreement, dated November 17, 2017, by and between the Company, Roth Capital Partners, LLC, as sole book-runner (“Roth”), and Craig-Hallum Capital Group, as co-manager (together with Roth, the “Underwriters”), relating to the firm commitment underwritten public offering (the “Offering”) of 5,400,000 shares of common stock and warrants to purchase 4,050,000 shares of common stock (the “Securities”). The amendment provides that Roth will receive, as part of its compensation, warrants to purchase 540,000 shares of the Company’s common stock along with warrants offered to investors in the offering, which if exercised, would provide Roth with an additional 405,000 shares of the Company’s common stock. The warrants may be exercised for $1.50 for one share of the Company’s common stock and an investor warrant for .75 shares of the Company’s common stock. The Amendment also amends the form of Underwriter’s Warrant to reflect such changes.

A copy of the Amendment is attached as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to Exhibit 1.1 and Exhibit 1.2. The prospectus relating to the offering was filed with the Securities and Exchange Commission on November 20, 2017. A copy of the amended form of Underwriter’s Warrant is filed hereto as Exhibit 4.1

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
1.1	Amendment to Underwriting Agreement, dated November 20, 2017 between SenesTech, Inc., Roth Capital Partners and Craig-Hallum Capital Group.
1.2	Underwriting Agreement, dated November 17, 2017 between SenesTech, Inc., Roth Capital Partners and Craig-Hallum Capital Group (incorporated by reference to Exhibit 1.1 to the Registrant’s Current Report on Form 8-K, filed with the SEC on November 17, 2017).
4.1	Form of Underwriter’s Warrant, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     November 21, 2017

SENESTECH, INC.

By:	/s/ Thomas C. Chesterman
Thomas C. Chesterman
Chief Financial Officer